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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 27, 2007

                         OIL-DRI CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

            Delaware                     0-8675                36-2048898
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(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)         Identification No.)

              410 North Michigan Avenue
                      Suite 400
                  Chicago, Illinois                           60611-4213
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (312) 321-1515


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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On February 27, 2007, Oil-Dri Corporation of America (the "Registrant") issued a press release announcing its results of operations for its second quarter ended January 31, 2007. A copy of the press release is attached as Exhibit 99.1 and the information contained therein is incorporated herein by reference. The information contained in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
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(d)  Exhibits

Exhibit
Number     Description of Exhibits
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 99.1      Press Release of the Registrant dated February 27, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  OIL-DRI CORPORATION OF AMERICA


                                                  By: /s/ Charles P. Brissman
                                                      --------------------------
                                                      Charles P. Brissman
                                                      Vice President and
                                                      General Counsel

Date: March 8, 2007

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                                  Exhibit Index
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Exhibit
Number     Description of Exhibits
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 99.1      Press Release of the Registrant dated February 27, 2007.